Exhibit 10.7
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AND SECURITY AGREEMENT
This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (the “First Amendment”) is made as of this 11th day of August, 2006 by and between CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, with its chief executive office located at 4445 Willard Avenue, Chevy Chase, Maryland 20815 (“Lender”) and UNITED STATES PHARMACEUTICAL GROUP, L.L.C. d/b/a NATIONSHEALTH, a Delaware limited liability company (“USPG”), NATIONSHEALTH HOLDINGS, L.L.C., a Florida limited liability company (“NHH”), and NATIONSHEALTH, INC., a Delaware corporation (“NationsHealth”) (jointly and severally, the “Borrower").
W I T N E S S E T H:
WHEREAS, Lender and Borrower (other than Nationshealth) entered into a certain Revolving Credit and Security Agreement dated as of the 30th day of April, 2004 (the “Original Credit Agreement") whereby Lender agreed to make loans, advances and other extensions of credit to Borrower thereunder; and
WHEREAS, Lender and Borrower (other than Nationshealth) entered into a certain Amended and Restated Revolving Credit and Security Agreement dated as of the 29th of June, 2004 (as amended by the Prior Amendments (defined below), the “First Amended and Restated Agreement") whereby Lender made available to Borrower (other than Nationshealth) a separate Overadvance Facility and permitted Borrower (other than Nationshealth.) to include its inventory within the Borrowing Base for the Revolving Facility; and
WHEREAS, Lender and Borrower (other than Nationshealth) amended the First Amended and Restated Agreement in certain respects pursuant to a certain First Amendment to Amended and Restated Revolving Credit and Security Agreement dated as of the 10th day of August, 2004 (the “First Amendment"); and
WHEREAS, on August 31, 2004, Millstream Acquisition Corporation (“MAC”) changed its name to Nationshealth, Inc.; and
WHEREAS, on August 31, 2004, N Merger, LLC, a wholly owned subsidiary of MAC, was merged with and into NationsHealth Holdings, L.L.C. and as a result of the merger, NationsHealth Holdings, L.L.C. continued as the surviving limited liability company; and
WHEREAS, Lender and Borrower amended the First Amended and Restated Agreement in certain respects pursuant to a certain Joinder and Second Amendment to Amended and Restated Revolving Credit and Security Agreement dated as of the 14th day of September, 2004 in order to join Nationshealth, Inc. as a party to the Agreement (the “Second Amendment"); and
WHEREAS, Lender and Borrower amended the First Amended and Restated Agreement in certain respects pursuant to a certain Third Amendment to Amended and Restated Revolving Credit and Security Agreement dated as of the 3rd day of November, 2004 (the “Third Amendment”), a certain Fourth Amendment to Amended and Restated Revolving Credit and Security Agreement dated as of the 10th day of February, 2005 (the “Fourth Amendment”), a certain Fifth Amendment to Amended and Restated Revolving Credit and Security Agreement dated as of the 28th day of February 2005 (the “Fifth Amendment”), certain Sixth Amendment to Amended and Restated Revolving Credit and Security Agreement dated as of the 13th day of May, 2005 (the “Sixth Amendment”), certain Seventh

Amendment to Amended and Restated Revolving Credit and Security Agreement dated as of the 29th day of July, 2005 (the “Seventh Amendment”), and a certain Eighth Amendment to Amended and Restated Revolving Credit and Security Agreement dated as of the 23rd day of August, 2005 (the “Eighth Amendment”) and together with the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, and the Seventh Amendment, collectively, the “Prior Amendments"); and
WHEREAS, Lender and Borrower entered into a certain Second Amended and Restated Revolving Credit and Security Agreement dated as of the 21st of March, 2006 (as amended hereby, and as amended, restated, supplemented or otherwise modified from time to time, the “Agreement");
WHEREAS, Borrower has requested and Lender has agreed to the modification of certain provisions of the Agreement upon the terms and subject to the conditions set forth herein; and
WHEREAS, Section 12.8 of the Agreement provides that no modification or amendment of the Agreement shall be effective unless the same shall be in writing and signed by the parties thereto.
NOW, THEREFORE, in consideration of the promises and other mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower agree as follows:
1. Amendment of Agreement. As of the Effective Date (defined below), Lender and Borrower hereby agree to amend the Agreement as of May 31, 2006 as follows:
(a) Section 1 of Annex I of the Agreement, entitled “Minimum EBITDA,” is hereby amended as follows for the Test Periods commencing May 31, 2006 and ending June 30, 2006:
1) Minimum EBITDA
At no time shall Borrower permit EBITDA to be less than the amounts set forth across from such month or month(s) for the Test Period most recently ended:

Test Period Ending	Minimum EBITDA
May 31, 2006	($3,900,000)
June 30, 2006	($1,200,000)
(b) Section 2 of Annex I of the Agreement, entitled “Fixed Charge Coverage Ratio (EBITDA/Fixed Charge),” is hereby amended by deleting such covenant for the Test Period ending June 30, 2006.
2. Intentionally Omitted.
3. Conditions to Effectiveness. This Amendment shall be effective on the date (the “Effective Date") upon which the following conditions precedent are satisfied:

(a) Borrower shall have delivered to Lender an executed copy of this Amendment duly executed by an authorized officer of Borrower and each other agreement, document or instrument reasonably requested by the Lender in connection with this Amendment, each in form and substance reasonably satisfactory to Lender;
(b) the representations and warranties contained herein and in all other Loan Documents shall be true and correct;
(c) no Default or Event of Default shall be in existence (except to the extent cured by this Amendment); and
(d) Lender shall have received all fees, charges and expenses payable to in connection with this Amendment and the documentation related hereto, including, but not limited to, legal fees and out-of-pocket costs (including in-house counsel fees and expenses).
4. Representations and Warranties.
(a) Notwithstanding any other provision of this Amendment, Borrower hereby confirms and makes all of the representations and warranties set forth in the Agreement and other Loan Documents with respect to such Borrower and this Amendment as of the date hereof and as of the Effective Date and confirms that they are true and correct and no Default or Event of Default has occurred and is continuing as of the date hereof.
(b) Borrower hereby represents and warrants as of the date of this Amendment and as of the Effective Date as follows: (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment, as applicable, are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, as applicable, by or against it; (iv) this Amendment has been duly executed and delivered by it; (v) this Amendment constitutes its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and (vi) after giving effect to this Amendment, it is not in default under the Agreement and no Default or Event of Default exists, has occurred or is continuing.
5. Expenses. Borrower shall pay all costs and expenses incurred by Lender or any of its Affiliates, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses and reasonable attorneys’ fees and expenses, in connection with entering into, negotiating, preparing, reviewing and executing this Amendment contemplated hereby and all related agreements, documents and instruments, and all of the same, to the extent incurred and not promptly reimbursed by Borrower, may be charged to Borrower’s account and shall be part of the Obligations. If Lender or any of its Affiliates uses in-house counsel for any of the purposes set forth above Borrower expressly agrees that its Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Lender or such Affiliate in its sole discretion for the work performed.

6. Effect of Amendment. Lender and Borrower hereby acknowledge and agree that except as provided in this Amendment, the Agreement, the Note and the other Loan Documents remain in full force and effect and have not been modified or amended in any respect, it being the intention of Lender and Borrower that this Amendment and the Agreement be read, construed and interpreted as one and the same instrument. The foregoing amendments are subject to Borrower executing and delivering this Amendment and all additional documents required to be executed and delivered herein. In addition, the foregoing does not constitute a waiver by Lender of any Default or Event of Default.
7. Confirmation of Agreements. Lender and Borrower hereby acknowledge and agree that, except as provided in this Amendment, the Agreement, the Note and the other Loan Documents, and the grant of the liens, security interests and other encumbrances thereunder, and their agreements, covenants, obligations, representations and warranties thereunder and therein, are hereby expressly ratified, confirmed and restated as of the date hereof.
8. References to Loan Documents. Each of the other Loan Documents are hereby modified in such a manner as to be consistent with all modifications and agreements contained herein and to the extent that all references therein to and descriptions therein of the Agreement and the Note shall be deemed to refer to and describe the Agreement.
9. Capitalized Terms. All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.
10. Benefit. This Amendment shall inure to the benefit of and bind the parties hereto and their respective successors and assigns.
11. Amendments. This Amendment may not be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by the written agreement of Lender and Borrower. This Amendment shall be considered part of the Agreement for all purposes under the Agreement.
12. Headings and Counterparts. The captions in this Amendment are intended for convenience and reference only and do not constitute and shall not be interpreted as part of this Amendment and shall not affect the meaning or interpretation of this Amendment. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute but one and the same instrument. This Amendment may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for all purposes, and each party to this Amendment agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Amendment.
13. Governing Law; JURY TRIAL WAIVER. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.
14. RELEASE BY BORROWER. By execution of this Amendment, Borrower acknowledges and confirms that Borrower does not have any offsets, defenses or claims against Lender, or any of its present or former subsidiaries, affiliates, officers, directors, shareholders, employees, agents, representatives, attorneys, predecessors, successors or assigns whether asserted or unasserted. To the extent that Borrower may have such offsets, defenses or claims, Borrower and each of its successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs, executors, as applicable, jointly and severally, knowingly, voluntarily and intentionally waive, release and forever discharge Lender, its subsidiaries, affiliates, officers, directors, shareholders, employees, agents, attorneys, predecessors, successors and assigns, both present and former (collectively the “Lender Affiliates”) of and from any and all actual or potential claims, demands, damages, actions, requests for sanctions and causes of action, torts, obligations, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, all other liabilities whether known or unknown, matured or unmatured, contingent or absolute, of any kind or description whatsoever, either in law or in equity, asserted or unasserted which against Lender and/or Lender Affiliates they ever had, now have, claim to have or may later have or which any of any Borrower’s successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs, executors, as applicable, both present and former ever had, now has, claim to have or may later have, upon or by reason of any manner, cause, causes or thing whatsoever, including, without limitation, any presently existing claim or defense whether or not presently suspected, contemplated or anticipated, and Borrower hereby agrees that Borrower is collaterally estopped from asserting any claims against Lender or any of the Lender Affiliates relating to the foregoing.
15. Entire Agreement. This Amendment, the Agreement, and the other Loan Documents constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.
16. Miscellaneous. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine. This Amendment shall inure to the benefit of Lender, all future holders of any Note, any of the Obligations or any of the Collateral and all Transferees, and each of their respective successors and permitted assigns. No Borrower may assign, delegate or transfer this Amendment or any of its rights or obligations under this Amendment without the prior written consent of Lender. No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of Borrower or any Guarantor. Nothing contained in this Amendment shall be construed as a delegation to Lender of any Borrower’s or any Guarantor’s duty of performance, including, without limitation, any duties under any account or contract in which Lender has a security interest or Lien. This Amendment shall be binding upon Borrowers and their respective successors and assigns.
IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment as of the date first above written.
LENDER:

CAPITALSOURCE FINANCE LLC
By:	/s/ Keith D. Reuben
	Name:	Keith D. Reuben
	Title:	President — Healthcare & Specialty Finance

BORROWER:

UNITED STATES PHARMACEUTICAL GROUP, L.L.C. d/b/a NATIONSHEALTH
By:	Timothy Fairbanks
	Name:	Timothy Fairbanks
	Title:	CFO

NATIONSHEALTH HOLDINGS, L.L.C.
By:	Timothy Fairbanks
	Name:	Timothy Fairbanks
	Title:	CFO

NATIONSHEALTH, INC.
By:	Timothy Fairbanks
	Name:	Timothy Fairbanks
	Title:	CFO